UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

                            RELIV INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    1-11768                  37-1172197
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

136 Chesterfield Industrial Boulevard, Chesterfield, MO           63005
        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (636) 537-9715

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 8.01 - Other Events

      On November 4, 2004, Reliv International, Inc. issued a press release reporting that its Board of Directors declared a special stock dividend of $0.035 per share for each share of its issued and outstanding common stock. The Registrant stated a record date of November 15, 2004, and a distribution date of November 29, 2004.

Item No. 9.01 - Exhibit

The following exhibit is attached hereto:

Exhibit No.     Exhibit
-----------     -------

99 Press Release dated November 4, 2004, captioned: "Reliv International Declares Dividend"


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Reliv International, Inc.
                                          -------------------------------------
                                          (Registrant)


Date: November 4, 2004            By:     /s/Stephen M. Merrick
                                          -------------------------------------
                                          Stephen M. Merrick
                                          Senior Vice-President


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